January 13, 2014

DBX ETF TRUST

db X-trackers Harvest CSI 300 China A-Shares Fund

(the “Fund”)

Supplement to the Prospectus and Statement of Additional Information

dated November 4, 2013

Effective immediately, the following table replaces the “Annual Portfolio Operating Expenses” table in the section of the Prospectus entitled “Fees and Expenses—Annual Portfolio Operating Expenses:”

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.80%
Distribution and/or Service (12b-1) Fees	None
Other Expenses*	0.28%
Total Annual Fund Operating Expenses	1.08%
Fees Waivers and Expense Reimbursement(1)	0.26%
Total Annual Fund Operating Expenses After Fees Waivers and/or Expense Reimbursement	0.82%
* Because the Fund is new, “Other Expenses” are based on estimated amounts for the current fiscal year.

(1)    Effective as of January 13, 2014, the Adviser has contractually agreed through January 12, 2015 to waive fees and/or reimburse the Fund’s expenses in order to limit the Fund’s net annual operating expenses to 0.80% of the Fund’s average daily net assets, except for interest expense, Acquired Fund Fees and Expenses, taxes, brokerage expenses, distribution fees or expenses, litigation expenses and other extraordinary expenses (the “Expense Cap”). The Expense Cap will remain in effect until at least January 12, 2015 and may only be terminated with the consent of the Trust’s Board (and may not be terminated by the Adviser) prior to that time. The fee table reflects the effect of the Expense Cap.

The following table replaces the “Example” table in the section of the Prospectus entitled “Fees and Expenses—Example:”

1 Year	3 Years
$ 84	$ 318

The fourth paragraph in the section of the Prospectus entitled “Management—Investment Adviser and Sub-Adviser.” and the sixth paragraph in the section of the Statement of Additional Information entitled “Investment Advisory, Sub-Advisory, Administrative and Distribution Services—Investment Adviser and Sub-Adviser.” are hereby deleted and replaced with the following:

The Adviser also has contractually agreed through January 12, 2015 to waive fees and/or reimburse the Fund’s expenses in order to limit the Fund’s net annual operating expenses to 0.80% of the Fund’s average daily net assets, except for interest expense, Acquired Fund Fees and Expenses, taxes, brokerage expenses, distribution fees or expenses, litigation expenses and other extraordinary expenses (the “Expense Cap”). The Expense Cap will remain in effect until at least January 12, 2015 and may only be terminated with the consent of the Trust’s Board (and may not be terminated by the Adviser) prior to that time.

Please retain this supplement for future reference.